SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 6, 2001

                Vulcan Materials Company
(Exact name of registrant as specified in its charter)

New Jersey	I-4033	63-0366371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1200 Urban Center Drive, Birmingham, Alabama 35242 (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code: (205) 298-3000

ITEM 5.	OTHER EVENTS.

On March 6, 2001, Vulcan Materials Company issued a press release showing the effect of an arbitration award upon 2000 earnings per share.

A copy of the press release and the corresponding revisions of the financial statements for fiscal year 2000 are attached hereto as Exhibit 99, and incorporated by reference.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
	(a)	Financial statements of Business Acquired: None required.
	(b)	Pro forma financial information: None required.
	(c)	Exhibits:
		Exhibit No. 99	Description March 6, 2001 Press Release - "Vulcan Establishes Additional Provision For Arbitration Determination" and revised financial statements.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.
VULCAN MATERIALS COMPANY (Registrant)
By: /s/William F. Denson, III
William F. Denson, III
Dated: March 8, 2001